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                     FIRST CITICORP LIFE INSURANCE COMPANY
                        CITICORP LIFE INSURANCE COMPANY

                    PROSPECTUS SUPPLEMENT DATED JULY 6, 2006

             FIRST CITICORP LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
            CITIVARIABLE FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                         (Prospectus dated May 1, 2006)
                               CITIELITE ANNUITY
                         (Prospectus dated May 2, 2005)

                CITICORP LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
            CITIVARIABLE FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                               CITIELITE ANNUITY
                        (Prospectuses dated May 2, 2005)

This supplement contains additional information and should be read and maintained withthe prospectuses identified above.

It is proposed that First Citicorp Life Insurance Company ("First Citicorp") and Citicorp Life Insurance Company ("Citicorp") each merge (the "Mergers") with and into Metropolitan Life Insurance Company ("MLIC"), a New York stock life insurance company on or about October 21, 2006 (the "Merger Date"). The Boards of Directors of First Citicorp, Citicorp and MLIC are expected to approve the Mergers prior to the Merger Date. First Citicorp's merger with and into MLIC is subject to prior approval by the New York State Insurance Department. Citicorp's merger with and into MLIC is subject to prior approval by the Arizona and New York State Insurance Departments. Upon consummation of the Mergers, First Citicorp's and Citicorp's (collectively, the "Companies") separate corporate existence will cease by operation of law, and MLIC will assume legal ownership of the Companies' assets, the Companies' separate accounts (as referenced above) and the assets of the Companies' separate accounts. As a result of the Mergers, MLIC will also become responsible for the Companies' liabilities and obligations, including those created under Contracts initially issued by First Citicorp and Citicorp and outstanding on the Merger Date. Such Contracts will thereby become variable annuity contracts funded by a separate account of MLIC, and each owner thereof will become a contract owner of MLIC.